J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Value SMA Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated March 5, 2018

To the Prospectus and Statement of Additional

Information dated March 1, 2018

NOTICE OF LIQUIDATION OF THE JPMORGAN INTERNATIONAL VALUE SMA FUND. The Board of Trustees of the JPMorgan International Value SMA Fund (the “Fund”) has approved the liquidation and dissolution of the Fund on or about June 8, 2018 (the “Liquidation Date”). Effective April 5, 2018, in preparation for the liquidation, the Fund may liquidate its investments in securities and other direct investments and may invest in exchange-traded futures to gain exposure to international markets in the discretion of the Fund’s portfolio managers. In addition, from April 5, 2018, the Fund is permitted to depart from its stated investment objective and strategies as it increases its cash holdings in preparation for its liquidation. The Fund shall distribute pro rata to its shareholders of record all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of the Fund deem appropriate subject to ratification by the Board. Capital gain distributions, if any, may be paid on or prior to the Liquidation Date. In the event that the Fund experiences signification redemptions prior to the Liquidation Date or the Fund’s Board otherwise deems it necessary, upon Board approval, the Fund may liquidate its investments in securities and other direct investments and may invest in exchange-traded futures to gain exposure to international markets in the discretion of the Fund’s portfolio managers or liquidate at an earlier date.

ADDITIONAL PURCHASES OF FUND SHARES WILL BE ACCEPTED UP TO AND INCLUDING MARCH 30, 2018, AFTER WHICH, NO NEW PURCHASES WILL BE ACCEPTED.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS, SUMMARY PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-IVSMA-LIQ-318